Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Uncapped Accelerator ETF – April

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated April 20, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside rate of return that the Fund seeks to achieve for a given Target Outcome Period. On April 17, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of April 20, 2026. The new Target Outcome Period will end on April 16, 2027. The upside rate of return for the Fund for the Target Outcome Period beginning on April 20, 2026 is set forth below.

Fund	Upside rate of return (before fees and expenses)
FT Vest U.S. Equity Uncapped Accelerator ETF – April (UXAP)	119%

Please Keep this Supplement with your Fund Prospectus for Future Reference